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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                  July 13, 2000


                    NAVISTAR FINANCIAL SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                    (Issuer with respect to the Certificates)

                                    Delaware
           (Registrant's state or other Jurisdiction of Incorporation)

                                    333-32960
                            (Commission File Number)

                                   36-3731520
                (Registrant's I.R.S. Employer Identification No.)

                    Navistar Financial Securities Corporation
                                2850 W. Golf Road
                            Rolling Meadows, IL 60008
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (847) 734-4000

   Former name or former address, if changed since last report: Not applicable




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Item 5.  Other Events

     On July 13, 2000, the Navistar Financial Dealer Note Master Trust issued a series of certificates designated the Floating Rate Dealer Note Asset Backed Certificates, Series 2000-1. The Series 2000-1 Certificates include two classes of Certificates: the Class A Certificates and the Class B Certificates. The principal characteristics of the Series 2000-1 Certificates are as follows:

     Number of classes within Series 2000-1: Two
     Class A Initial Invested Amount: $200,000,000
     Class B Initial Invested Amount: $12,000,000
     Total Initial Invested Amount: $212,000,000
     Class A Certificate Rate: LIBOR + 0.25%
     Class B Certificate Rate: LIBOR + 0.55%
     Closing Date: July 13, 2000
     Expected Principal Payment Date: June 27, 2005
     Series Termination Date: June 25, 2008
     Ordinary means of principal repayment: Accumulation Period
     Accumulation Period Commencement Date: A date within nine months prior to the Expected Principal Payment Date, as determined by the Servicer Primary source of credit enhancement for Class A Certificates:
          Subordination of Class B Certificates and Seller's Certificates Primary source of credit enhancement for Class B Certificates:
          Subordination of Seller's Certificates
     Subordination Percentage: 9.00% of Total Initial Invested Amount
     Servicing Fee Percentage: 1.0%

     The terms of the Series 2000-1 Certificates and the definitions of capitalized terms may be found in the Series 2000-1 Supplement to the Pooling and Servicing Agreement and the Underwriting Agreement, each of which is attached as an exhibit to this report.

     Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, and The Bank of New York, as Master Trust Trustee executed Amendment No. 5 to the Pooling and Servicing Agreement on July 13, 2000, which is attached as an exhibit to this report.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.    Description

Exhibit 1.1    Underwriting Agreement, dated as of June 28, 2000.

Exhibit 4.1 Series 2000-1 Supplement, dated as of July 13, 2000, to Pooling and Servicing Agreement.

Exhibit 4.2 Amendment No. 5, dated as of July 13, 2000, to Pooling and Servicing Agreement.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NAVISTAR FINANCIAL SECURITIES
                                     CORPORATION, as Co-Registrant and as Seller on behalf of the NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST, as Co-Registrant




Dated: July 13, 2000                 By: /s/ R. Wayne Cain
                                         ---------------------------------
                                     R. Wayne Cain
                                     Its: Vice President and Treasurer



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                                INDEX OF EXHIBITS


Exhibit No.    Exhibit

Exhibit 1.1    Underwriting Agreement, dated as of June 28, 2000.

Exhibit 4.1 Series 2000-1 Supplement, dated as of July 13, 2000, to Pooling and Servicing Agreement.

Exhibit 4.2 Amendment No. 5, dated as of July 13, 2000, to Pooling and Servicing Agreement.